UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2015

Diamond Offshore Drilling, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13926	76-0321760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 492-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 9, 2015, Diamond Offshore Drilling, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2014. A copy of such press release is furnished herewith as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

A conference call to discuss the Company’s earnings results has been scheduled for 7:30 a.m. Central Time on February 9, 2015. The information for accessing the conference call is included in the press release.

The Company hereby incorporates by reference into this Item 7.01 the summary report of the status, as of February 9, 2015, of the Company’s offshore drilling rigs attached as Exhibit 99.2.

The information contained in Items 2.02 and 7.01 and Exhibits 99.1 and 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Statements in the press release furnished as Exhibit 99.1 to this report and in the summary report furnished as Exhibit 99.2 to this report and statements made during the conference call described in this report that are not historical facts contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements include, but are not limited to, statements concerning drilling rig deliveries, operations and timing; contract effectiveness and effective dates; plans regarding retirement and scrapping of drilling rigs; future impairments; future dividends; expectations of future backlog, revenue, operating costs and performance; future liquidity, financial condition, market conditions, commodity prices and strategic opportunities; revenue expected to result from backlog; current term, future dayrates, future status, start and end dates and comments concerning future contracts and availability; future contract opportunities and termination rights; contract noncompliance by customers and other third parties; letters of intent; utilization, surveys, downtime and other aspects of the Company’s drilling rigs; statements concerning customer discussions and outcomes thereof and the impact of these and related events on the Company’s operations and revenues; rigs being upgraded or to be upgraded and rigs under construction; and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this report are urged to review those reports carefully when considering these forward-looking statements. These risk factors include, among others, risks associated with general economic and business conditions, contract cancellations and terminations, customer or vendor bankruptcy, impairments, operating risks, litigation, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, dividend policy, renewing or replacing expired or terminated contracts, maintenance and realization of backlog, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences, timing of construction of new builds, collection of receivables and various other matters, many of which are beyond the Company’s control. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit number	Description

99.1	Press Release dated February 9, 2015

99.2	Rig Status Report as of February 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.

By:	/s/ David L. Roland
David L. Roland
Senior Vice President, General Counsel and Secretary

Dated: February 9, 2015

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